UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2004

NationsLink Funding Corporation (Issuer in respect of Commercial Loan Pass-Through Certificates, Series 1999-LTL-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-66805-02 (Commission File Number)	56-1950039 (IRS Employer Identification No.)
100 North Tryon Street, Charlotte, NC (Address of principal executive offices)	28255 (Zip Code)

Registrant's telephone number, including area code 704-386-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of NationsLink Funding Corporation Commercial Loan Pass-Through Certificates, Series 1999-LTL-1, which was made on September 22, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 22, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 28, 2004
NationsLink Funding Corporation, as Depositor
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
Administrator:
Belinda Jenkins 312.904.7166
Belinda.Jenkins@abnamro.com
Analyst:
Suzanne Severson 714.259.6226
Suzanne.Severson@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Delinquent Loan Detail
Mortgage Loan Characteristics
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail

Page 8-10

Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
NB99LTL1
NB99LTL1_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
11-Mar-99
22-Mar-99
22-Jan-26
Parties to The Transaction
Depositor: NationsLink Funding Corporation
Underwriter: Banc of America Securities LLC
Master Servicer: Midland Loan Services, Inc.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Fitch Ratings/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.517052%
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsLink Funding Corporation, as Depositor
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
160
REMIC II
Statement Date:
ABN AMRO Acct: 720175.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
0.00
0.00
0.000000000
6.33300000%
0.000000000
63859CCD3
A-1
75,245,000.00
0.00
0.00
0.00
0.00
0.00
932.899806049
7.244282664
0.000000000
925.655523385
5.338519160
Fixed
0.00
0.00
0.000000000
6.86700000%
0.000000000
63859CCE1
A-2
193,863,000.00
180,854,755.10
1,404,398.37
0.00
179,450,356.73
1,034,941.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.919999994
Fixed
0.00
0.00
0.000000000
7.10400000%
0.000000000
63859CCF8
A-3
127,347,816.00
127,347,816.00
0.00
0.00
127,347,816.00
753,899.07
820.710300932
0.000000000
0.000000000
817.858682564
0.341097443
0.448873030%
0.00
0.00
0.000000000
0.49873499%
0.000000000
N
63859CCG6
X
492,442,448.00
404,152,589.69
0.00
0.00
402,748,331.76
167,970.86
1000.000000000
0.000000000
0.000000000
1000.000000000
6.004166800
Fixed
0.00
0.00
0.000000000
7.20500000%
0.000000000
63859CCH4
B
25,855,814.00
25,855,814.00
0.00
0.00
25,855,814.00
155,242.62
1000.000000000
0.000000000
0.000000000
1000.000000000
6.165833218
Fixed
0.00
0.00
0.000000000
7.39900000%
0.000000000
63859CCJ0
C
20,930,897.00
20,930,897.00
0.00
0.00
20,930,897.00
129,056.42
1000.000000000
0.000000000
0.000000000
1000.000000000
5.375000028
Fixed
0.00
0.00
0.000000000
6.45000000%
0.000000000
63859CCK7
D
30,780,731.00
30,780,731.00
0.00
0.00
30,780,731.00
165,446.43
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166667043
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
63859CCL5
E
11,081,063.00
11,081,063.00
0.00
0.00
11,081,063.00
46,171.10
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166665990
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
63859CCM3
F
3,693,687.00
3,693,687.00
0.00
0.00
3,693,687.00
15,390.36
987.697093610
0.000000000
0.000000000
987.697093610
4.119951626
Fixed
0.00
16.80
0.004548298
5.00000000%
0.000000000
63859CCN1
G
3,693,689.00
3,648,245.89
0.00
0.00
3,648,245.89
15,217.82
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSC2249
RII
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
16.80
492,491,697.00
404,193,008.99
3,887,734.39
Total
402,788,610.62
1,404,398.37
0.00
2,483,336.02
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,055,553.87
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,522,195.04
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,488,422.18
)
(5,086.16
0.00
0.00
0.00
)
(5,086.16
1,184,259.91
220,138.46
1,404,398.37
0.00
0.00
0.00
0.00
0.00
0.00
1,404,398.37
3,892,820.55
3,887,734.39
404,193,008.99
126
1,404,398.37
0.00
0
0.00
0.00
0
0.00
0
402,788,610.62
126
218,711.63
468,039.08
220,138.46
466,641.17
220,138.46
466,641.17
33,772.86
0.00
0.00
9,754.68
43,527.54
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(33,772.86
2,483,336.02
Interest Not Advanced (
Current Period
)
0.00
466,641.17
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(468,039.08
)
(218,711.63
0.00
0.00
0.00

22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
0.00
0.00
0.00
0.00
NA
NA
30/360
6.333000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,034,941.34
1,034,941.34
1,034,941.34
0.00
NA
NA
30/360
6.867000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
753,899.07
753,899.07
753,899.07
0.00
NA
NA
30/360
7.104000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
167,970.86
167,970.86
167,970.86
0.00
NA
NA
30/360
0.498734990%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
155,242.62
155,242.62
155,242.62
0.00
NA
NA
30/360
7.205000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
129,056.42
129,056.42
129,056.42
0.00
NA
NA
30/360
7.399000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
165,446.43
165,446.43
165,446.43
0.00
NA
NA
30/360
6.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
46,171.10
46,171.10
46,171.10
0.00
NA
NA
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
15,390.36
15,390.36
15,390.36
0.00
NA
NA
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
15,201.02
28,979.24
15,217.82
13,761.42
NA
NA
30/360
5.000000000%
16.80
13,721.05
57.17
0.00
0.00
0.00
0.00
0.00
2,483,319.22
2,497,097.44
2,483,336.02
13,761.42
16.80
13,721.05
57.17
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720175.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
22-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
23-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
22-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
22-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
24-May-04
0
0
0
0
0
0
0
0
0
0
1
4,519,275
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
22-Apr-04
0
0
0
0
0
0
0
0
0
0
1
4,527,961
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
22-Mar-04
0
0
0
0
0
0
0
0
0
0
1
4,535,664
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
23-Feb-04
0
0
0
0
0
0
0
0
0
0
1
4,545,182
0
0
0.00%
0.00%
0.79%
3.76%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
22-Jan-04
0
0
1
15,725,400
0
0
0
0
0
0
1
4,552,775
0
0
0.79%
3.77%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
22-Dec-03
1 15,804,788
0
0
0
0
0
0
0
0
1
4,560,320
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.09%
24-Nov-03
0
0
0
0
0
0
0
0
0
0
1
4,568,754
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.08%
22-Oct-03
0
0
0
0
0
0
0
0
0
0
1
4,576,198
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.08%
22-Sep-03
0
0
0
0
0
0
0
0
0
0
1
4,584,534
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.08%
22-Aug-03
0
0
0
0
0
0
0
0
0
0
1
4,591,877
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.08%
22-Jul-03
0
0
0
0
0
0
0
0
0
0
1
4,599,174
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Aug-04
370,543.71
370,543.71
0.00
B
50072
1-Aug-04
12,380.90
12,380.90
0.00
B
50228
1-Aug-04
18,765.65
18,765.65
0.00
B
50229
1-Aug-04
33,085.65
33,085.65
0.00
B
50458
1-Aug-04
7,439.33
7,439.33
0.00
B
50754
1-Aug-04
23,247.90
23,247.90
0.00
B
50755
1-Aug-04
16,273.53
16,273.53
0.00
B
50761
1-Aug-04
25,688.92
25,688.92
0.00
B
50762
1-Aug-04
96,658.73
96,658.73
0.00
B
50786
1-Aug-04
15,912.58
15,912.58
0.00
B
50837
1-Aug-04
17,516.54
17,516.54
0.00
B
50849
1-Aug-04
49,266.19
49,266.19
0.00
B
50860
686,779.63
686,779.63
Total
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

NationsLink Funding Corporation, as Depositor
Mortgage Loan Characteristics
ABN AMRO Acct: 720175.2
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Capital Lease Funding, L.P., as Mortgage Loan Seller
NationsBank, N.A., as Mortgage Loan Seller
15-Sep-04
22-Oct-04
23-Aug-04
22-Sep-04
22-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
500,000
%
14
12,044,435
2.99
139
7.32
0.23
%
500,000 to
1,000,000
%
20
22,432,231
5.57
143
7.38
0.07
%
1,000,000 to
1,250,000
%
11
15,059,510
3.74
156
7.56
0.19
%
1,250,000 to
1,500,000
%
16
25,963,503
6.45
158
7.57
0.34
%
1,500,000 to
1,750,000
%
11
20,459,273
5.08
147
7.51
0.33
%
1,750,000 to
2,000,000
%
6
12,996,677
3.23
151
7.44
0.73
%
2,000,000 to
2,250,000
%
7
16,636,546
4.13
166
7.62
0.77
%
2,250,000 to
2,500,000
%
8
21,639,736
5.37
153
7.22
0.93
%
2,500,000 to
3,000,000
%
3
9,727,640
2.42
139
7.23
0.71
%
3,000,000 to
3,500,000
%
2
7,387,036
1.83
127
7.19
0.99
%
3,500,000 to
4,000,000
%
10
46,239,288
11.48
174
7.52
0.71
%
4,000,000 to
5,000,000
%
4
21,031,270
5.22
129
7.12
0.36
%
5,000,000 to
5,500,000
%
1
5,924,695
1.47
227
6.76
0.00
%
5,500,000 to
6,000,000
%
2
13,268,494
3.29
135
7.20
0.00
%
6,000,000 to
7,000,000
%
2
15,627,963
3.88
182
7.69
0.00
%
7,000,000 to
9,000,000
%
2
19,140,879
4.75
217
7.32
0.00
%
9,000,000 to 10,000,000
%
3
34,384,393
8.54
162
7.46
0.97
%
10,000,000 to 15,000,000
%
3
46,649,885
11.58
162
7.56
0.32
%
15,000,000 to 20,000,000
%
1
36,175,156
8.98
155
7.86
2.21
%
20,000,000 &
Above
%
36,175,156
655,813
402,788,611
126
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
3,196,735
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0.000%
%
to
6.500%
1
3,370,247
0.84
98
6.73
0.99
%
6.500%
%
to
6.750%
16
49,558,098
12.30
176
6.87
0.33
%
6.750%
%
to
7.000%
25
89,518,360
22.22
163
7.16
0.74
%
7.000%
%
to
7.250%
37
102,070,844
25.34
163
7.42
0.41
%
7.250%
%
to
7.500%
18
35,487,044
8.81
151
7.65
0.47
%
7.500%
%
to
7.750%
20
87,533,750
21.73
154
7.86
1.00
%
7.750%
%
to
8.000%
8
30,312,993
7.53
154
8.07
0.26
%
8.000%
%
to
8.250%
1
4,937,274
1.23
96
8.32
1.58
%
8.250%
%
to
8.500%
0
0
0.00
0
0.00
0.00
%
8.500%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.750%
%
to
9.000%
0
0
0.00
0
0.00
0.00
%
9.000%
%
to
9.250%
0
0
0.00
0
0.00
0.00
%
9.250%
%
to
9.500%
0
0
0.00
0
0.00
0.00
%
9.500%
%
to
9.750%
0
0
0.00
0
0.00
0.00
%
9.750%
%
&
Above
126
402,788,611
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.730%
8.320%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
7,388,602
1.83
45
7.32
0.26
%
%
to
0
60
14
46,130,230
11.45
105
7.56
0.40
%
%
to
61
120
82
216,433,044
53.73
157
7.56
0.63
%
%
to
121
180
19
98,152,741
24.37
219
7.24
0.39
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
232
42
117
368,104,618
Minimum Remaining Term
Maximum Remaining Term
91.39%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
0
0
0.00
0
0.00
0.00
%
%
37
to
48
0
0
0.00
0
0.00
0.00
%
%
49
to
60
9
34,683,993
8.61
102
7.43
1.52
%
%
61
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
& Above
106
96
9
34,683,993
Minimum Remaining Term
Maximum Remaining Term
%
8.61

NationsLink Funding Corporation, as Depositor
Mortgage Loan Characteristics
ABN AMRO Acct: 720175.2
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Capital Lease Funding, L.P., as Mortgage Loan Seller
NationsBank, N.A., as Mortgage Loan Seller
15-Sep-04
22-Oct-04
23-Aug-04
22-Sep-04
22-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.500
0
0
0.00
0
0.00
0.00
%
%
0.500 0.625
0
0
0.00
0
0.00
0.00
%
%
0.625 0.750
0
0
0.00
0
0.00
0.00
%
%
0.750 0.875
14
50,757,139
12.60
173
7.24
0.97
%
%
0.875 1.000
8
20,956,604
5.20
142
7.51
1.05
%
%
1.000 1.125
3
17,239,228
4.28
184
7.45
1.20
%
%
1.125 1.250
1
4,661,413
1.16
165
7.67
1.34
%
%
1.250 1.375
5
12,137,415
3.01
103
7.18
1.44
%
%
1.375 1.500
3
20,119,605
5.00
101
7.51
1.59
%
%
1.500 1.625
0
0
0.00
0
0.00
0.00
%
%
1.625 1.750
2
5,220,713
1.30
133
7.28
1.82
%
%
1.750 1.875
1
2,448,565
0.61
163
7.13
1.94
%
%
1.875 2.000
0
0
0.00
0
0.00
0.00
%
%
2.000 2.125
3
38,672,692
9.60
156
7.81
2.22
%
%
2.125 & Above
86
230,575,236
57.24
166
7.47
0.00
%
%
Unknown
2.680
0.890
126
402,788,611
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
126
402,788,611 100.00
160
7.47
0.00
%
%
Unknown
0.000
0.000
126
402,788,611 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Massachusetts
11
48,829,975
12.12
183
7.31
0.42
%
%
Texas
9
48,119,558
11.95
150
7.64
0.71
%
%
New York
19
43,911,807
10.90
152
7.41
0.00
%
%
South Carolina
3
42,651,544
10.59
164
7.75
1.87
%
%
Florida
8
38,792,337
9.63
184
7.24
0.26
%
%
Georgia
4
25,928,500
6.44
155
7.17
0.92
%
%
Pennsylvania
10
19,752,710
4.90
125
7.49
0.23
%
%
Maryland
3
15,570,789
3.87
173
7.84
0.00
%
%
North Carolina
9
15,444,228
3.83
136
7.53
0.78
%
%
California
4
15,332,933
3.81
123
7.31
0.50
%
%
Virginia
9
14,848,088
3.69
156
7.55
0.44
%
%
Michigan
7
12,378,874
3.07
186
7.69
0.00
%
%
New Jersey
4
8,575,531
2.13
136
7.49
0.28
%
%
Ohio
2
7,428,469
1.84
155
7.54
1.17
%
%
Tennessee
4
5,316,777
1.32
184
7.37
0.39
%
%
Connecticut
3
5,283,582
1.31
161
7.30
1.67
%
%
Nebraska
1
4,732,433
1.17
178
7.91
0.00
%
%
Illinois
2
4,729,890
1.17
159
6.91
0.72
%
%
New Mexico
1
4,661,413
1.16
165
7.67
1.34
%
%
Arkansas
1
3,330,702
0.83
160
7.60
1.08
%
%
Nevada
2
3,327,632
0.83
154
7.19
0.73
%
%
New Hampshire
2
3,232,106
0.80
163
7.13
2.12
%
%
Maine
2
3,113,161
0.77
141
7.70
0.00
%
%
Kansas
1
2,515,046
0.62
100
7.44
1.81
%
%
District of Columbia
2
1,987,229
0.49
144
7.09
0.00
%
%
Missouri
1
1,138,057
0.28
162
7.06
0.00
%
%
Alabama
1
1,100,796
0.27
147
6.90
0.00
%
%
Washington
1
754,440
0.19
161
7.17
0.00
%
%
100.00
402,788,611
126
%

NationsLink Funding Corporation, as Depositor
Mortgage Loan Characteristics
ABN AMRO Acct: 720175.2
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Capital Lease Funding, L.P., as Mortgage Loan Seller
NationsBank, N.A., as Mortgage Loan Seller
15-Sep-04
22-Oct-04
23-Aug-04
22-Sep-04
22-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
102
305,107,211
75.75
169
7.48
0.64
%
%
Office
11
67,806,069
16.83
122
7.43
0.48
%
%
Industrial
2
13,418,135
3.33
150
7.81
0.00
%
%
Other
7
8,805,428
2.19
122
7.04
0.46
%
%
Mobile home park
4
7,651,768
1.90
163
7.13
2.05
%
%
402,788,611
126
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
9
34,683,993
8.61
102
7.43
1.52
%
%
Full Amortizing
117
368,104,618
91.39
165
7.47
0.53
%
%
402,788,611
126
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
10
32,596,149
8.09
202
0.26
%
%
6.87
61
to
72
91
258,459,687
64.17
157
0.60
%
%
7.40
73
to
84
25
111,732,775
27.74
152
0.77
%
%
7.80
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
126
402,788,611
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
1
5,235,917
1.30
42
7.25
0.00
%
%
2008
1
2,152,685
0.53
52
7.50
0.89
%
%
2009
0
0
0.00
0
0.00
0.00
%
%
2010
3
2,940,787
0.73
84
7.25
0.00
%
%
2011
8
24,842,260
6.17
95
7.66
1.09
%
%
2012
9
30,533,882
7.58
103
7.19
1.44
%
%
2013
3
22,497,294
5.59
117
7.80
0.00
%
%
2014
101
314,585,785
78.10
177
7.46
0.56
%
%
2015 & Greater
100.00
402,788,611
126
%

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

NationsLink Funding Corporation, as Depositor
Payment Date:
Prior Payment:
Next Payment:
Record Date:
22-Sep-04
22-Sep-04
23-Aug-04
22-Oct-04
15-Sep-04
NationsBank, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200406
4,519,274.68
4,519,274.68
45,444.58
4,473,830.10
45,444.58
100.00%
98.99%
11-Jan-98
9,000,000.00
50746
4,519,274.68
4,519,274.68
45,444.58
4,473,830.10
45,444.58
Current Total
Cumulative
22-Sep-2004 - 08:40 (C214-C225) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..